Credit Risk - Summary of Key Metrics to Measure and Control Credit Risk (Detail) - Credit risk	12 Months Ended
Dec. 31, 2020
Expected credit losses
Disclosure of credit risk exposure [line items]
Metric	Expected Credit Loss (ECL)
Description	ECL tells us what credit risk is likely to cost us either over the next 12 months on qualifying exposures, or defaults over the lifetime of the exposure where there is evidence of a SICR since origination. We explain how we calculate ECL below.
Stages 1, 2 and 3
Disclosure of credit risk exposure [line items]
Metric	Stages 1, 2 and 3
Description	We assess each facility’s credit risk profile to determine which stage to allocate them to, and we monitor where there is a SICR and transfers between the Stages including monitoring of coverage ratios for each stage. We explain how we allocate a facility to Stage 1, 2 or 3 below.
Stage 3 ratio
Disclosure of credit risk exposure [line items]
Metric	Stage 3 ratio
Description	The Stage 3 ratio is total Stage 3 exposure as a percentage of customer loans plus undrawn Stage 3 exposures. The Stage 3 ratio is the main indicator of credit quality performance.
Expected Loss
Disclosure of credit risk exposure [line items]
Metric	Expected Loss (EL)
Description	EL is based on the regulatory capital rules of CRD IV and gives us another view of credit risk. It is the product of the probability of default, exposure at default and loss given default. We calculate each factor in accordance with CRD IV and include direct and indirect costs. We base them on our risk models and our assessment of each customer’s credit quality. There are differences between regulatory EL and IFRS 9 ECL, which we set out below. The rest of our Risk review, impairments, losses and loss allowances refer to calculations in accordance with IFRS, unless we specifically say they relate to CRD IV. For our IFRS accounting policy on impairment, see Note 1 to the Consolidated Financial Statements.